                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of earliest event reported:    April 6, 1998



                           PARKER-HANNIFIN CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)



      OHIO                           1-4982                     34-0451060
(State or other              (Commission File Number)          (IRS Employer
 jurisdiction of                                             Identification No.)
 incorporation)



      6035 PARKLAND BOULEVARD, CLEVELAND, OHIO                   44124-4141
      ----------------------------------------                   ----------
       (Address of principal executive offices)                  (ZIP Code)



Registrant's telephone number, including area code:            (216) 896-3000



The Exhibit Index appears on sequential page 3.



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                           PARKER-HANNIFIN CORPORATION


                                    FORM 8-K



         Item 5.  Other Events.

                  The Company is filing herewith the following exhibits to its Registration Statement on Form S-3 (File No. 333-47955), which was declared effective on March 23, 1998.


         1.       U.S. Distribution Agreement

         2. Opinion of Jones, Day, Reavis & Pogue relating to certain tax matters

         3.       Consent of Jones, Day, Reavis & Pogue


                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PARKER-HANNIFIN CORPORATION
                                             (Registrant)


                                      By: /s/ Thomas A. Piraino
                                         --------------------------------------
                                          Vice President-Law and Assistant
                                          Secretary



Date:  April 6, 1998



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                                  EXHIBIT INDEX



Exhibit No.                     Description of Exhibit
-----------      ------------------------------------------------------
1.1              U.S. Distribution Agreement

8.1              Opinion of Jones, Day, Reavis & Pogue

23.3             Consent of Jones, Day, Reavis & Pogue (included in Exhibit 8.1)